ANACOMP(R)



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                                                                      ANACOMP(R)


MANAGEMENT


FORMED A CROSS FUNCTIONAL MANAGEMENT TEAM THE "KITCHEN CABINET"

Focus on key areas of the business:

     o    Critical Cash Control
     o    Cost Management
     o    Business Unit Structure & Strategy
          o    Increase Sales
          o    Human Resources


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                                                                      ANACOMP(R)


CRISIS MANAGEMENT "KITCHEN CABINET"


SPEED essential, TIME the enemy!

KITCHEN CABINET PRIORITIES

o    Act FAST

o    Daily communications & reports

o    Teamwork

o    Connection to all parts of the business



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                                                                      ANACOMP(R)


THE BEGINNING - JULY 26TH


The Team somewhat blindly jumped into the process, but there were some positives we had to work with:

o    Good gross margins & cash generation from the core businesses
     o    Document Solutions - US
     o    Technical Services - Worldwide


o    Strong fundamental capabilities
     o    Customer Service culture
     o    Thousands of existing customers



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                                                                      ANACOMP(R)


SHORT-TERM ACTION PLAN


SUMMARY
-------

o    Maintain positive cash balance

o    Explore sale of non-strategic assets

o    Stabilize financial performance

o    Find investor for docHarbor



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CRITICAL CASH (JULY 26 -- DEC 31)


Had to improve cash position weekly

o    Over $21 million improvement since July 26th



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COST CONTROL


REDUCING SPENDING THROUGH THE COMPANY

o    Restructured docHarbor & Document Solutions - US

o    Reduced CapEx spending to bare minimums

o    Completed sale of Poway facility

o    Downsizing Corporate Services

o    Instituted new spending & travel approval process

o    And many more...........



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                                                                      ANACOMP(R)


SELL NON-CORE ASSETS


9 originally identified

o    Data/Ware, Image Mouse & Archive Storage sold

o    Document Solutions International in whole or parts in process

o    Sales of other non-core assets also possible



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                                                                      ANACOMP(R)


BUSINESS STRATEGY


Focus on digital services and sales vs. traditional COM business activities in all 3 business units

Reorganize and restructure to improve leadership & focus

Sell non-core assets

Document Solutions and docHarbor - communicate and work in parallel together



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                                                                      ANACOMP(R)


CLEAR LEADERSHIP & FOCUS


REORGANIZE DOCHARBOR

o    Reduced headcount wherever possible

o    Focus sales & development activities in Financial Services Market

o    Increase revenue

o    Preserve key employees


REORGANIZE DOCUMENT SOLUTIONS

o    Reduced headcount wherever possible

o    Focus sales & operations activities on new digital services

o    Streamline all functional areas

o    Preserve key employees



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                                                                      ANACOMP(R)


FROM DECLINE TO GROWTH


SHARPER FOCUS ON INCREASING DIGITAL SALES

o    New CD & On-Line Services

o    Web Presentment using docHarbor

o    Third-Party Maintenance



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                                                                      ANACOMP(R)


HUMAN RESOURCES


THE PEOPLE OF THE COMPANY

o    Restructure as necessary - match expense to revenue

o    Communicate often & using multiple methods

o    Meet face-to-face - talk & listen to People

o    Centralize HR function for consistency




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                                                                      ANACOMP(R)


BANK GROUP - EXTENSION


o    Forbearance of default remedies for 120 days (through Feb. 28, 2001)

o    Maintenance of the revolver facility during 120 day period

o Remittance of proceeds from Document Solutions International sale, net of all international liabilities

o    Maintenance of other current standstill provisions during 120 day period

o    Authorization of letter of credit for new Technical Services office space

o    Limited additional access to credit line



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                                   ANACOMP(R)



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                                                                      ANACOMP(R)


ANACOMP - 1997
--------------


BUSINESS PORTFOLIO - SINGLE BUSINESS + MAGNETICS:

o    COM equipment & Micrographic supplies (just added CD systems)

o    COM equipment maintenance (just started TPM)

o    COM outsource services (initial CD-R services)

o    Magnetics



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                                                                      ANACOMP(R)


ANACOMP - 2000
--------------


BUSINESS PORTFOLIO - SEPARATE BUSINESS UNITS:

o    Internet document services - docHarbor

o    Document outsource services - Document Solutions

o    COM & Third Party equipment maintenance - Technical Services

o COM/CD equipment & Micrographics supplies - DatagraphiX (disbanded as of Sept 30th)



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                                                                      ANACOMP(R)


TIMELINE 1997 - 2000
--------------------


                          97                       98                       99                      00
                -------------------------------------------------------------------------------------------------

docHarbor                                                                                   Separate & brand
                                                                                            as DocHarbor

                                                                                            Establish Herndon
                                                                                            facility


DS - US         Launch CD-R             Acquire First             Launch Internet           Launch New
                Services                Image (COM)               Document Services         digital offerings
                                                                  (using IBM - DFW)         incl. Web Presentment
                Launch FileNet          Acquire WorkSmart
                Concerto                (Consulting)              Acquire Adesso
                                                                  Software
                                        Launch ND EOM
                                        product


DS - Int'l      Initial Doc Solutions   Additional acquisitions   Additional acquisitions   Swiss acquisition
                acquisitions (3) in     in IT, FR, UK (4)         in IT, FR, UK & SW (5)    (Bgin)
                SW, UK, Benelux


TS - WW         Initial TPM             Acquisitions of           Continued TPM             Continued TPM
                contracts               small Xerox TPM           growth, Xerox TPM         growth, increased
                                        businesses (2)            acquisition (1)           COM decline


DX - WW         Acquire DWD             Terminate                 Launch Contract           H/W business
                CD systems              DragonCOM                 Mfg. business             declines

                Final Kodak             Exit Dup Film             Launch Image              Terminate Mfg.
                IW sale                 Resale business           Mouse                     businesses


Magnetics                                                         Divest to Windward
                                                                  Capital (eMag)



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OVERVIEW
--------



                                   ANACOMP(R)

                               Document Solutions



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                                                                  ANACOMP(R)
                                                              Document Solutions


OFFERINGS
---------


o    Media-based Document Services

     -    Computer Output Microfiche (COM)

     -    CD Document Services

     -    Image Capture (Scanning)

     -    Laser Print Services


o    On-Line Document Services

     -    Web presentment

     -    Online access



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                                                                  ANACOMP(R)
                                                              Document Solutions


LOCATIONS
---------


North America
-------------

o    48 Outsourcing centers


Europe
------

o    10 Outsourcing centers

o    3 key regions



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                                                                  ANACOMP(R)
                                                              Document Solutions


MARKETS
-------

                                      1999
                           Financial Services Sectors
                                      66%


                Banking                                 13%
                Investment Services                     32%
                Insurance                               21%
                All Others                              34%

                Total:  Financial Services              66%



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                                                                  ANACOMP(R)
                                                              Document Solutions


DOCUMENT SOLUTIONS
------------------


o    US & International distinct businesses

o    US business

     o    Cash positive business

     o    Net COM decline continuing

     o    Digital services continuing to grow

     o    Increase focus on digital - - new services recently introduced:

          o    Web Presentment Services: docHarbor platform

          o    On-Line CD Services

          o    PDF-CD Services



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                                                                  ANACOMP(R)
                                                              Document Solutions


DOCUMENT SOLUTIONS
------------------

o    International business

     o    Revenue flat (without Bgin acquisition)

     o    Bgin acquisition (Swiss) results disappointing

     o De-emphasizing systems integration business, focusing on recurring services revenue

     o    Poor EBITDA overall



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OVERVIEW
--------


                                   ANACOMP(R)
                               Technical Services



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                                                                  ANACOMP(R)
                                                              Technical Services


OFFERINGS
---------


o    On-site Installation & Maintenance of Computer Room & Networking Equipment

     -    COM systems and related equipment

     -    Storage (Optical, Tape, CD, RAID) systems

     -    Hi-volume Laser Printing systems

     -    Network Routers, Converters


o    Micrographic supplies & refurbished COM systems added as of October 1st



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                                                                  ANACOMP(R)
                                                              Technical Services


LOCATIONS
---------


North America
-------------

o    175 service points

o    6 regions


Europe
------

o    70 service points

o    7 regions



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                                                                  ANACOMP(R)
                                                              Technical Services


MARKETS
-------


                              FY00 Market Segments


                        COM                          69%

                        Storage                      19%

                        Printers                     12%



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                                                                  ANACOMP(R)
                                                              Technical Services


TECHNICAL SERVICES
------------------


o    US & International very similar businesses

o    Generally healthy business, but ...
     o    Significant decline in legacy COM maintenance

     o    COM Maintenance decline has increased in FY00
          o    No "net new equipment" being sold & installed
          o    Post Y2K transition



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                                                                  ANACOMP(R)
                                                              Technical Services


TECHNICAL SERVICES
------------------


o    Business needs investment to grow over COM maintenance declines
     o    Many OEMs & equipment types covered
     o    Opportunity in Network Services
     o    Need to provide "one-stop shopping"

o No synergy with remaining Anacomp business after exit of equipment manufacturing business
     o    Only "internal" equipment maintenance in DS service centers remains



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                                                                  ANACOMP(R)
                                                              Technical Services


SUPPLIES BUSINESS
-----------------


Micrographics supplies


     o    Proprietary Film & Chemistry

     o    Non-Proprietary Film & other types of supplies

     o    Mostly recurring revenue to installed base of COM users

     o 50% of revenue is proprietary film & chemistry for the DatagraphiX XFP2000 COM system



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                                                                  ANACOMP(R)
                                                              Technical Services


DATAGRAPHIX
-----------


INTEGRATE DATAGRAPHIX SUPPLIES BUSINESS


     o    Exited manufacturing of new equipment on Sept. 30th

     o    Sold the rights to Data/Ware and Image Mouse assets

     o    Working to sell rights to COM systems & ANEW assets

     o Integrated Supplies business and Repair/Refurb of COM equipment into Technical Services



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                                                                  ANACOMP(R)
                                                              Technical Services


DATAGRAPHIX
-----------


     o    Exiting Manufacturing space in Poway

          o    Reduction would equal 200,000 sq.ft.

          o    Relocate Technical Services to separate facility in the area

          o    Savings of approximately $3M p.a.



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                                                                  ANACOMP(R)
                                                              Technical Services


OVERVIEW
--------


                            docHarbor (Service Mark)

                The place where e-documents work.(Service Mark)



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

                                             docHarbor (Service Mark)
                                 The place where e-documents work.(Service Mark)


BACKGROUND
----------


o    Startup business - launched in May 1999 in Document Solutions

o    Capitalize on the potential of the ASP model

o    Market study led by Chicago Strategy Associates & Kellogg School in 1999

o    Blending of 2 organizations
     -    Adesso Software
     -    Anacomp



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                                             docHarbor (Service Mark)
                                 The place where e-documents work.(Service Mark)


OFFERING
--------


o Safe, secure, expert approach to storing, accessing & viewing customer information

o    Document indexing, hosting & display across the Web

o    World-class process to design unique approach for each customer

o    Application specific solutions for vertical markets



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                                             docHarbor (Service Mark)
                                 The place where e-documents work.(Service Mark)


MARKETS
-------


                                                  Investment
Insurance                 Banking                  Services
---------                 -------                  --------

Policies                Item Archives           Statements
Claims                  Statements              Email Archives
Compliance              Reports                 E-Confirms



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                                             docHarbor (Service Mark)
                                 The place where e-documents work.(Service Mark)


CUSTOMERS
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o    AMEX

o    Fidelity Investments

o    Federal Express

o    ADP Brokerage

o    Pershing

o    NCR

o    Credit Suisse

o    Mail 2000

o    Delta Airlines



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